UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 12, 2024

Date of Report (Date of earliest event reported)

Mountain Lake Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42436	98-1796213
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

930 Tahoe Blvd STE 802 PMB 45 Incline Village, NV 89451	89451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 204-1489

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one Right entitling the holder to receive one-tenth of an Class A Ordinary Share	MLACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	MLAC	The Nasdaq Stock Market LLC
Rights	MLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 12, 2024, the Registration Statement (File No. 333-281410) and the Registration Statement (File No. 333-283774) (the “Registration Statements”) relating to the initial public offering (“IPO”) of Mountain Lake Acquisition Corp. (the “Company”) were declared effective by the Securities and Exchange Commission and automatically effective, respectively. In connection therewith, on December 12, 2024, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statements:

●	An Underwriting Agreement, dated December 12, 2024, by and between the Company and BTIG, LLC, as representative of the underwriters;

●	A Rights Agreement, dated December 12, 2024 by and between the Company and Continental Stock Transfer & Trust Company;

●	A Letter Agreement, dated December 12, 2024, by and between the Company and each of Mountain Lake Acquisition Sponsor LLC (the “Sponsor”), the officers and directors of the Company;

●	An Investment Management Trust Agreement, dated December 12, 2024, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated December 12, 2024, by and among the Company, BTIG, LLC and the initial shareholders of the Company;

●	A Sponsor Private Unit Subscription Agreement, dated December 12, 2024, by and between the Company and the Sponsor;

●	A Representative Private Unit Subscription Agreement, dated December 12, 2024, by and between the Company and BTIG, LLC; and

●	Indemnity Agreements, dated December 12, 2024, by and between the Company and each of the officers and directors of the Company.

The underwriters were granted a 45-day option to purchase up to additional 3,150,000 Units (as defined below) to cover over-allotments, if any. On December 13, 2024, the underwriters exercised the over-allotment option partially to purchase additional 2,000,000 Units. On December 16, 2024, the Company consummated the IPO of 23,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”) and one right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000.

As of December 16, 2024, a total of $231,150,000 of the net proceeds from the IPO (including the over-allotment Units) and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of December 16, 2024 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) of 805,000 units (the “Private Units”) with the Sponsor and BTIG, LLC at a price of $10.00 per Private Unit, generating total proceeds of $8,050,000.

The Private Units are identical to the Units (as defined above) sold in the IPO except with respect to certain registration rights and transfer restrictions. Additionally, the holders of the Private Units have agreed to certain restrictions on the Private Units, as described in the Registration Statements. Additionally, such holders agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statements) until 30 days after the completion of the Company’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2024, and in connection with the IPO, the Company adopted its Second Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On December 12, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 16, 2024, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 12, 2024, by and between the Company and BTIG, LLC

3.1	Second Amended and Restated Memorandum and Articles of Association

4.1	Rights Agreement, dated December 12, 2024, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated December 12, 2024, among the Company, the Sponsor and the Company’s Officers and Directors

10.2	Investment Management Trust Agreement, dated December 12, 2024, by and between Continental Stock Transfer & Trust Company and the Company

10.3	Registration Rights Agreement, dated December 12, 2024, by and among the Company, BTIG, LLC and the Initial Shareholders

10.4	Sponsor Private Unit Subscription Agreement, dated December 12, 2024, by and between the Company and the Sponsor

10.5	Representative Private Unit Subscription Agreement, dated December 12, 2024, by and between the Company and BTIG, LLC

10.6	Indemnity Agreements, dated December 12, 2024, by and among the Company and each of the Company’s officers and directors

99.1	Press Release Dated December 12, 2024

99.2	Press Release Dated December 16, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2024

MOUNTAIN LAKE ACQUISITION CORP.

By:	/s/ Paul Grinberg
Name:	Paul Grinberg
Title:	Chief Executive Officer and Chairman of the Board

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